UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 20, 2006
Date of Report (Date of earliest event reported)

NICOR INC.
(Exact name of registrant as specified in its charter)

Illinois	1-7297	36-2855175
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

1844 Ferry Road
Naperville, Illinois 60563-9600
(Address of principal executive offices) (Zip Code)

(630) 305-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01 Entry in a Material Definitive Agreement

On April 20, 2006, the stockholders of Nicor Inc. approved the Nicor Inc. 2006 Long Term Incentive Plan. (the “Plan”). The Plan provides for the grant of incentive stock options, non-qualified stock options, alternate stock rights, restricted stock, restricted stock units, performance units and dividend equivalents to individuals who are key executives or managerial employees of Nicor Inc. or its subsidiaries as selected by the Compensation Committee of the Board of Directors of Nicor Inc. A copy of the Plan is filed as Exhibit 10.01 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

The following is filed as an exhibit to this report

10.01. Nicor Inc. 2006 Long Term Incentive Compensation Plan (incorporated by reference to File No. 1-7297, Form DEF 14A Proxy Statement filed March 10, 2006, Appendix C)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nicor Inc.

Date  April 20, 2006                         /s/ PAUL C. GRACEY, JR.
Paul C. Gracey, Jr.
Senior Vice President, General Counsel and
Secretary

Exhibit Index

Exhibit
Number       Description of Document

*10.01.       Nicor Inc. 2006 Long Term Incentive Compensation Plan (File No. 1-7297, Form DEF 14A Proxy Statement filed March 10, 2006, Appendix C)

* This exhibit has been previously filed with the Securities and Exchange Commission (the “Commission”) as an attachment to another filing with the Commission and is incorporated herein as an exhibit by reference. The file number and previously filed document in which such exhibit was submitted are stated, in parentheses, in the description of such exhibit above.